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                                                                    EXHIBIT 99.2

                           NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                     9% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
               NEW 9% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                           THE BOYDS COLLECTION, LTD.

    Registered holders of outstanding 9% Senior Subordinated Notes due 2008 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 9% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK
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
              BY HAND DELIVERY:                                  BY MAIL:
            The Bank of New York                    (INSURED OR REGISTERED RECOMMENDED)
             101 Barclay Street                            The Bank of New York
          New York, New York 10286                          101 Barclay Street
         Attn: Santino Gincchietti,                      New York, New York 10286
       Corporate Trust Operations, 7E                   Attn: Santino Gincchietti,
                                                      Corporate Trust Operations, 7E


            BY OVERNIGHT COURIER:                              BY FACSIMILE:
            The Bank of New York                           The Bank of New York
             101 Barclay Street                               (212) 815-4699
          New York, New York 10286                      Attn: Santino Gincchietti,
         Attn: Santino Gincchietti,                   Corporate Trust Operations, 7E
       Corporate Trust Operations, 7E                      CONFIRM BY TELEPHONE:
                                                              (212) 815-2963
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated June 21, 1999 of The Boyds Collection, Ltd. (the "Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

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
                                 NAME AND ADDRESS OF         CERTIFICATE NUMBER(S)
                               REGISTERED HOLDER AS IT       OF OUTSTANDING NOTES
                                   APPEARS ON THE            TENDERED (OR ACCOUNT          PRINCIPAL AMOUNT OF
NAME OF TENDERING                 OUTSTANDING NOTES             NUMBER AT BOOK-             OUTSTANDING NOTES
HOLDER                             (PLEASE PRINT)               ENTRY FACILITY)                 TENDERED
---------------------------  ---------------------------  ---------------------------  ---------------------------

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                                   SIGN HERE

NAME OF REGISTERED OR ACTING HOLDER: ___________________________________________

SIGNATURE(S): __________________________________________________________________

NAME(S) (PLEASE PRINT): ________________________________________________________

ADDRESS: _______________________________________________________________________

________________________________________________________________________________

TELEPHONE NUMBER: ______________________________________________________________

DATE: __________________________________________________________________________

IF SHARES OF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

    DTC ACCOUNT NUMBER: ________________________________________________________

    DATE: ______________________________________________________________________
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

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
Name of Firm:                                  (Authorized Signature)

Address:                                       Title:

                                               Name:
(Zip Code)

                                                          (Please type or print)

Area Code and Telephone No.:

                                               Date:
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    NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.